UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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INGLES MARKETS, INCORPORATED
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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INGLES MARKETS, INCORPORATED

P.O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, FEBRUARY 14, 2012

To the Stockholders of Ingles Markets, Incorporated:

NOTICE IS HEREBY GIVEN that Ingles Markets, Incorporated will hold its 2012 Annual Meeting of Stockholders at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804 on Tuesday, February 14, 2012, at 1:00 p.m. local time, for the following purposes:

(1)	To elect eight directors to serve until the 2013 Annual Meeting of Stockholders;

(2)	To consider and vote on a Company proposal to amend the Company’s Articles of Incorporation to allow the Company’s Investment/Profit Sharing Plan Trust to distribute shares of Class B Common Stock to all participants in the Plan; and

(3)	To transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

These items and other matters relating to the Annual Meeting are described in the Proxy Statement that accompanies this Notice.

Only stockholders of record of the Company’s Class A Common Stock, $0.05 par value per share, and Class B Common Stock, $0.05 par value per share, at the close of business on December 19, 2011, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We will make available at the Company’s corporate offices a list of stockholders as of the close of business on December 19, 2011, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about January 5, 2012 to our stockholders of record on December 19, 2011. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by proxy as soon as possible over the Internet as instructed in the Notice of Internet Availability of Proxy Materials, or E-proxy notice, or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you are a holder of record of common stock, you may also cast your votes in person at the Annual Meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee as to how to vote your shares.

By Order of the Board of Directors

Robert P. Ingle, II
Chairman of the Board
Chief Executive Officer

Asheville, North Carolina

January 5, 2012

YOUR VOTE IS IMPORTANT.

PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE.

-i-

INGLES MARKETS, INCORPORATED

P. O. BOX 6676

ASHEVILLE, NORTH CAROLINA 28816

ANNUAL STOCKHOLDERS MEETING

FEBRUARY 14, 2012

Grove Park Inn

290 Macon Avenue

Asheville, North Carolina 28804

PROXY STATEMENT

The Board of Directors (the “Board”) of Ingles Markets, Incorporated (the “Company”) furnishes you with this Proxy Statement to solicit proxies to be voted at the 2012 Annual Meeting of Stockholders of the Company. The meeting will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, on Tuesday, February 14, 2012, at 1:00 p.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. Pursuant to rules adopted by the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” on or about January 5, 2012 to each holder of record of the Company’s Class A Common Stock, $0.05 par value per share (“Class A Common Stock”) and Class B Common Stock, $0.05 par value per share (“Class B Common Stock”), as of December 19, 2011, the record date for the meeting (the “Record Date”). Class A Common Stock and Class B Common Stock are sometimes referred to collectively in this Proxy Statement as “Common Stock.” The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

The Company’s principal executive offices are located at 2913 U.S. Highway 70 West, Asheville (Black Mountain), North Carolina 28711. This Proxy Statement and the accompanying forms of proxy are first being provided to stockholders on or about January 5, 2012.

Execution and Revocation of Proxies

Shares of Common Stock properly voted by proxy as instructed in the E-proxy notice will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

A stockholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a stockholder in any of the following ways:

•	by attending the Annual Meeting and voting the shares covered by the original proxy in person at the Annual Meeting;

•	by delivering to the Secretary an instrument revoking the proxy; or

•	by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

Actions to Be Taken by Proxy

If any stockholder fails to provide instructions on a proxy properly submitted via the Internet or mail, its proxy will be voted, as recommended by the Board of Directors, at the Annual Meeting “FOR” the election of each of the Board nominees named under the heading “ELECTION OF DIRECTORS – Identification Of Directors and Executive Officers” and “FOR” Management’s proposal under the heading “PROPOSAL TO AMEND ARTICLES OF INCORPORATION”. As of the date of this Proxy Statement, the Company’s management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of Common Stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

Voting Rights

Only holders of record of shares of Class A Common Stock or Class B Common Stock at the close of business on the Record Date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the Record Date, there were 12,939,608 shares of Class A Common Stock and 11,489,651 shares of Class B Common Stock issued and outstanding.

Quorum Requirements. The presence in person or by proxy of holders of a majority of the outstanding shares of Class A Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class A Common Stock. The presence in person or by proxy of holders of a majority of the outstanding shares of Class B Common Stock constitutes a quorum for purposes of the election of directors by the holders of Class B Common Stock. If holders of shares possessing a majority of the aggregate votes represented by the Class A Common Stock and Class B Common Stock, taking into account the ten votes per share attributable to the Class B Common Stock, are present at the Annual Meeting in person or by proxy, a quorum will be present for purposes of any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes are counted for purposes of establishing a quorum. A broker non-vote occurs if a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals and the broker indicates it does not have authority to vote such shares.

Election of Directors. If a quorum of each class is present at the Annual Meeting, the holders of Class A Common Stock, voting as a class, will elect two directors, and the holders of Class B Common Stock, voting as a class, will elect six directors. For purposes of the election of directors, each stockholder will have one vote for each share of Common Stock held by the stockholder as of the Record Date. Pursuant to the North Carolina Business Corporation Act, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

As a result of changes to New York Stock Exchange rules, a broker that is a member firm of that exchange no longer has authority to vote shares held by it in “street name” in the election of directors unless it is instructed by the beneficial owner of such shares as to how such shares are to be voted in such election. Accordingly, if you hold your shares through a broker, you are urged to provide it voting instructions in accordance with your broker’s directions.

Because the Company was a public corporation on the Record Date, cumulative voting will not be applicable to the election of directors at the Annual Meeting.

Other Matters. Unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act, holders of Class A Common Stock and Class B Common Stock will vote as a single class with respect to any matter. In any such vote, stockholders will be entitled to one vote for each share of Class A Common Stock held as of the Record Date and ten votes for each share of Class B Common Stock held as of the Record Date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast “for” the action exceed the votes cast “against” the action, unless otherwise provided in the Company’s Articles of Incorporation or the North Carolina Business Corporation Act. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than those listed on the Notice of Annual Meeting of Stockholders to be presented for action at the Annual Meeting.

ELECTION OF DIRECTORS

Each member of the Board is elected for a term of one year and until his/her successor is elected and qualified or until his/her earlier death, resignation or removal from office. The Company’s Articles of Incorporation and Bylaws provide that the Board may from time to time fix by resolution the number of directors that constitutes the Board, which shall be not less than five nor more than eleven. The Board has determined by resolution that the number of directors will be fixed at eight for purposes of this election. In accordance with the Company’s Articles of Incorporation and Bylaws, two of the eight directors will be elected by a vote of the holders of the Class A Common Stock, voting as a separate class, and the remaining six directors will be elected by a vote of the holders of the Class B Common Stock, voting as a separate class.

Identification of Directors and Executive Officers

The Board has nominated, and recommends a vote FOR, Fred D. Ayers and John O. Pollard as directors to be elected by the holders of the Class A Common Stock and L. Keith Collins, Ronald B. Freeman, Robert P. Ingle, II, James W. Lanning, Charles E. Russell and Laura Ingle Sharp as directors to be elected by the holders of the Class B Common Stock.

All of these nominees are currently directors. Mr. Collins was appointed to the Board on December 13, 2011 to fill the vacancy caused by the retirement of Charles L. Gaither, Jr. Proxies received by the Board will be voted “For” the election of all of the nominees unless stockholders specify a contrary choice in their proxy. We expect each director nominee to be able to serve if elected. If any director nominee is not able to serve, proxies will be voted “for” the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

The biographical information set forth below was furnished by each named director and executive officer of the Company. Except as otherwise indicated, each such person has been engaged in his or her most recent occupation or employment for more than five years.

DIRECTORS AND EXECUTIVE OFFICERS

Robert P. Ingle, II	Robert P. Ingle, II has been a member of the Board of Directors since February 1997, has served as Chairman of the Board since May 2004, and has served as Chief Executive Officer since March, 2011. He has been employed by the Company in a variety of positions since 1985. Mr. Ingle is 43.

James W. Lanning	Mr. Lanning has served as a director of the Company since May 2003 and has served as President and Chief Operating Officer since March 2003. He has been employed by the Company in a variety of positions since 1975. Mr. Lanning is 52.

Ronald B. Freeman	Mr. Freeman has served as a director of the Company since May 2005 and has served as Chief Financial Officer of the Company since April 2005. Prior to joining the Company, Mr. Freeman served as Chief Financial Officer of Silver-Line Plastics Corporation, a plastic pipe manufacturer, since 2000. Mr. Freeman is 54.

L. Keith Collins	Mr. Collins has served as a director since December 2011. In September 2011, Mr. Collins was elected President of Milkco, Inc., a subsidiary of the Company that processes, packages and distributes milk, fruit juices and spring water. Mr. Collins was previously Vice President of Milkco from 2004 to 2011. He has been continuously employed by Milkco since 1990. Mr. Collins is 54.

Fred D. Ayers	Mr. Ayers has served as a director of the Company since February 2006. Mr. Ayers retired in 2002 as a senior officer of Wachovia Bank. He has served on numerous boards and remains active in the Asheville Community. Mr. Ayers is 69.

John O. Pollard	Mr. Pollard has served as a director of the Company since 1987. From January 1998 until his retirement in March 2006, Mr. Pollard was an attorney with the law firm of McGuireWoods, LLP, serving as a partner until January 2002. Mr. Pollard is 73.

Charles E. Russell	Mr. Russell has served as a director of the Company since May 2001. Until his retirement in 2011, Mr. Russell was a certified public accountant and a principal with Painter, Russell & Associates, PLLC, certified public accountants, since October 1992. Mr. Russell is 72.

Laura Ingle Sharp	The Company’s “Laura Lynn” private label products are named after Ms. Sharp. She has been a director of the Company since February 1997. She has in the past served the Company in several capacities on a full-time and part-time basis, including appearing from time to time in advertisements promoting the Company’s private label products. Ms. Sharp is 54.

Messrs. Ingle, Lanning, Freeman and Collins, and Ms. Sharp have been employees and/or directors of the Company, or its subsidiaries, for many years and, as such, are uniquely qualified to serve on the Company’s Board of Directors. Messrs. Ayers, Pollard and Russell provide unique and diverse qualities to our Board of Directors as a result of their backgrounds as a senior banking officer, attorney and certified public accountant, respectively.

The Company does not have a policy with regard to the consideration of diversity in identifying director nominees.

Robert P. Ingle, II and Laura Ingle Sharp are brother and sister. There are no other family relationships among any of the directors or executive officers of the Company. Based upon the voting power of Mr. Robert P. Ingle II in the election of directors, the Company meets the definition of a “Controlled Company” for purposes of the Nasdaq corporate governance rules and thus is exempt from certain of its corporate governance requirements, including the requirement that a majority of the board members be “Independent Directors.”

Committees of the Board of Directors

The Board had three standing committees during fiscal 2011: an Executive Committee, an Audit/Compensation Committee and a Human Resources Advisory Committee. The Company did not have a separate nominating committee during fiscal 2011. As a Controlled Company under the Nasdaq corporate governance rules, the continued listing requirements of Nasdaq do not require that the Company have a nominating committee.

The Executive Committee. The Executive Committee can exercise the powers of the full Board between meetings of the Board, except for powers that may not be delegated to a committee of the Board under the North Carolina Business Corporation Act. During fiscal 2011, the Executive Committee consisted of Messrs. Robert P. Ingle (until his death in March 2011), Robert P. Ingle, II, Ronald B. Freeman and James W. Lanning.

The Audit/Compensation Committee. The Board has established, through the Company’s Bylaws, an Audit/Compensation Committee. When acting in its capacity as Audit Committee, this committee acts under the authority of and has the responsibilities described in the Company’s Audit Committee Charter. The Audit Committee Charter is available on the Company’s website at www.ingles-markets.com. In this capacity, the committee is responsible for, among other things, recommending the engagement of the Company’s independent registered public accounting firm, approving the fees and services to be provided by the independent registered public accounting firm, overseeing the independent registered public accounting firm, reviewing and evaluating significant matters relating to the audit and internal controls of the Company, reviewing the scope and results of audits by, and recommendations of, the Company’s independent registered public accounting firm and establishing and administering the Company’s Related Party Transaction policy. In addition, the committee reviews the audited consolidated financial statements of the Company.

The Committee does not have a separate Compensation Committee charter. When the committee is acting in its capacity as the Compensation Committee, the Board has empowered the committee to:

•	approve compensation levels and increases in compensation of each executive officer and of other employees of the Company whose annual base salary is in excess of $150,000; and

•

approve all incentive payments to executive officers and any incentive payments in excess of $25,000, paid in cash or property, in any calendar year to any other employee that does not work in one of the Company’s supermarkets.

Furthermore, the Committee, when acting as the Compensation Committee, administers the Company’s employee benefit plans and other compensation matters where independent, disinterested administration is required by applicable tax or securities laws and regulations. Where such laws or regulations require that grants or awards under the Company’s stock-based employee benefit plans be made by the full Board or by a committee of non-employee or outside directors, the Committee or the Board, as appropriate, makes such decisions.

During fiscal 2011, the Audit/Compensation Committee consisted of Messrs. Pollard, Russell and Ayers. The Board has determined that each member of the committee is independent for purposes of the provisions of the Sarbanes-Oxley Act of 2002 and the Nasdaq corporate governance rules regarding audit committees. The Board has also determined that Mr. Russell is an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission, who is independent of management of the Company.

The Human Resources Advisory Committee. The Human Resources Advisory Committee was established in August 1998 to oversee certain of the Company’s human resources compliance policies and programs. During fiscal 2011, Ms. Sharp and Mr. Freeman served as members of this committee.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All compensation decisions made during fiscal 2011 that were not made exclusively by the Board or the Audit/Compensation Committee were made by the Chief Executive Officer, in certain instances in consultation with the President and Chief Operating Officer. Messrs. Pollard, Russell and Ayers, who were the members of the Audit/Compensation Committee during fiscal 2011, were not officers or employees of the Company or its subsidiaries during fiscal 2011 or any prior fiscal year. Messrs. Pollard, Russell and Ayers did not have any relationships with the Company that would require disclosure under “Transactions With Related Persons.”

Meetings of the Board of Directors and Committees

The Board held four formal meetings during fiscal 2011. The Executive Committee held no formal meetings during fiscal 2011, but met periodically on an informal basis. The Audit/Compensation Committee held four formal meetings during fiscal 2011, and met periodically on an informal basis during Board meetings and as required for other purposes. The Human Resources Advisory Committee held no formal meetings during fiscal 2011, but received updates on human resource issues as needed at quarterly Board meetings. Each director attended at least 75% of all meetings of the Board and of the committees of the Board on which he or she served during fiscal 2011. See “Committees of the Board of Directors.”

Directors who are not officers of the Company or any of its subsidiaries are paid an annual retainer of $10,000 plus $1,000 for each Board or Committee meeting they attend in person. Audit/Compensation Committee members other than the Chairman are also paid an additional annual retainer of $15,000 for service on such Committee, and the Chairman of the Audit/Compensation Committee is paid an additional annual retainer of $20,000.

The following director compensation table sets forth, for the fiscal year ended September 24, 2011, the cash and certain other compensation paid by the Company to its outside directors. There were no other items of compensation paid to outside directors for the fiscal year ended September 24, 2011.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Fred D. Ayers	29,000	29,000
John O. Pollard	29,000	29,000
Charles E. Russell	34,000	34,000
Laura Ingle Sharp	13,000	13,000

Director Nominations

All of the nominees for director are existing directors standing for reelection and, as noted above, the Company did not have a standing nominating committee in fiscal 2011. Historically, the Board of Directors has not considered a nominating committee necessary in that there have been few vacancies on the Company’s

Board, and vacancies have been filled through discussions between the Chief Executive Officer and the Chief Financial Officer of the Company with input from other Board members as needed. Under the Company’s Articles of Incorporation, 25% of the directors of the Company are elected by the holders of Class A Common Stock, voting as a separate class, and the remaining directors are elected by holders of the Class B Common Stock, voting as a separate class. Mr. Ingle II, the Chief Executive Officer and Chairman of the Company, is also the majority holder of the outstanding shares of Class B Common Stock as a result of being appointed the trustee with sole voting and dispositive power of trusts established by his father, Robert P. Ingle, in connection with his estate plan.

The Company has not received director candidate recommendations from its stockholders and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations. Stockholders may submit recommendations in writing to the Secretary at the Company’s principal office, the address of which is set forth in this Proxy Statement.

The Board has not adopted a policy with respect to minimum qualifications for Board members. Conversely, with respect to each individual vacancy, the Board has determined the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Historically, the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board’s and management’s contacts are not sufficient to identify an appropriate candidate.

Stockholder Communication with Board Members

The Company maintains contact information, both telephone and email, on its website under the heading “Contact Information.” By following the “Contact Information” link, a stockholder will be given access to the Company’s telephone number and mailing address as well as a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication. In addition, communications received via telephone for the Board are forwarded to the Board by an officer of the Company.

Board Member Attendance at Annual Meetings

The Company generally requires that all directors attend the annual meeting of stockholders, absent extraordinary circumstances. All directors, other than Robert P. Ingle, attended the annual meeting of stockholders held in 2011.

Code of Ethics

The Company has adopted a Code of Ethics that applies to its senior financial officers, including without limitation, its Chief Executive Officer, Chief Financial Officer and Controller. The full text of the Code of Ethics is published on the Company’s website at www.ingles-markets.com under the caption “Corporate Information.” In the event that the Company makes any amendments to, or grants any waivers of, any provision of the Code of Ethics applicable to its principal executive officer, principal financial officer or principal accounting officer, the Company intends to promptly disclose such amendment or waiver on its website.

AUDIT/COMPENSATION COMMITTEE REPORT

The following report of the Audit/Compensation Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit/Compensation Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s financial statements and the financial reporting process including the systems of internal controls. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for its fiscal year ended September 24, 2011:

(1)        The Audit/Compensation Committee reviewed and discussed the audited consolidated financial statements with management;

(2)        The Audit/Compensation Committee discussed with a member of Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

(3)        The Audit/Compensation Committee received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit/Compensation Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

The Audit/Compensation Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit of the Company’s financial statements. The Audit/Compensation Committee meets periodically with the Company’s independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit/Compensation Committee held four meetings during fiscal 2011.

Based on the review and discussions referred to above, the Audit/Compensation Committee recommended to the Company’s Board of Directors (and the Board approved) that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 24, 2011, for filing with the Securities and Exchange Commission.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard    Charles E. Russell    Fred D. Ayers

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The following discussion and analysis is intended to provide an understanding of the actual compensation earned by each of the Company’s named executive officers (“Executive Officers”), and describes the Company’s compensation objectives and policies as applied to these Executive Officers.

Compensation Philosophy. The objectives of the Company’s compensation program are to (1) attract, motivate, develop and retain top quality executives who will drive long-term stockholder value and (2) deliver competitive total compensation packages based upon both Company and individual performance. The Company wants its executives to balance the risks and related opportunities inherent in its industry and in the performance of their duties and share the upside opportunity and the downside risks once actual performance is measured.

The Audit/Compensation Committee is responsible for administering executive compensation. The duties of this committee are set forth under the heading “ELECTION OF DIRECTORS – Committees of the Board of Directors – Audit/Compensation Committee.” To achieve the objectives of the Company’s compensation program, the Company’s Chief Executive Officer and the Audit/Compensation Committee have set forth a compensation program for its Executive Officers that is reviewed annually. It includes the following elements:

•	Base annual cash salary;

•	Annual cash incentive bonuses; and

•	Retirement, health and other benefits.

The Company does not have any Employment, Change in Control or Severance Agreements with any of its Executive Officers. The Company believes in trust, loyalty and commitment from both the Company and the Executive Officers, and believes that such type of agreements are not necessary to achieve its goals and the needs of the Executive Officers.

Factors Considered in Determining Compensation. The Company’s Chief Executive Officer periodically reviews the compensation paid by the Company to its Executive Officers and other employees. Based on the Company’s general performance and that of the individual Executive Officer, he makes final subjective determinations (in certain instances in consultation with the President and Chief Operating Officer) with respect to any changes to be made to that compensation. Bonuses paid to officers of the Company’s subsidiary, Milkco, Inc., are based on a percentage of Milkco’s earnings before taxes and payment of bonuses.

•

Neither the full Board nor the Audit/Compensation Committee generally reviews or ratifies the Chief Executive Officer’s decisions relating to executive compensation unless otherwise required by the Company’s Bylaws, by resolutions adopted by the Board or by the North Carolina Business Corporation Act. Decisions are made by the Board or the Audit/Compensation Committee if such decisions require the adoption of documents relating to employee benefit plans or programs. In addition, the Audit/Compensation Committee is required by resolution of the Board of Directors to approve any increases in compensation that the Company will pay to an employee whose base salary is in excess of $150,000, all incentive compensation that the Company will pay to Executive Officers and any incentive payments in excess of $25,000 that the Company will pay to any other employee who does not work in one of the Company’s supermarkets. Certain managers that work in the Company’s supermarkets are paid incentive compensation based on each individual store’s operating profit. These incentive payments may exceed $25,000 and are not approved by the Audit/Compensation Committee.

The Internal Revenue Code generally provides that corporate deductions will be disallowed for annual compensation in excess of $1 million paid to certain executive officers of publicly held corporations. “Performance-based” compensation is excluded from the cap. Although the $1 million compensation deduction cap would be applicable to the Executive Officers named in the “SUMMARY COMPENSATION TABLE” their compensation levels for fiscal 2011 were below the cap. Nevertheless, the Chief Executive Officer and the Audit/Compensation Committee, as appropriate, intend to consider the Internal Revenue Code’s compensation deductibility cap when they determine compensation levels and to evaluate appropriate alternatives to mitigate any adverse impact this limitation may have on the deductibility of executive compensation paid by the Company and its subsidiaries. The Company believes all compensation paid to Executive Officers for fiscal 2011 is deductible under the Internal Revenue Code.

Elements of Executive Compensation

Base Salary. Base salary is used to attract and retain Executive Officers and is determined using publically available comparisons with industry competitors and other relevant factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, ability to replace the individual, etc. Information consulted is used subjectively without benchmarking in the determination of base salaries. The base salaries paid to the Executive Officers during fiscal 2011 are shown in the Summary Compensation Table presented in this proxy statement.

Cash Incentive Bonus Awards. Annual cash bonuses are a significant component of each Executive Officer’s compensation, reflecting the Company’s belief that management’s contribution to long-term stockholder returns comes from maximizing earnings and the potential of the Company.

Executive Officers of the Company received a bonus, the amounts of which were subjectively determined taking into consideration Company profitability and the Executive Officer’s performance for the fiscal year to which the bonus relates. This subjective determination is made by Mr. Ingle II, and the President and Chief Operating Officer, as appropriate, and approved by the Audit/Compensation Committee. The bonus paid to Mr. Collins, President of the Company’s subsidiary, Milkco, Inc., is based on a percentage of Milkco’s earnings before taxes and payment of bonuses.

Beginning with fiscal 2012, Mr. Collins will receive a bonus equal to a percentage of Milkco’s earnings before taxes and payment of bonuses, up to a maximum of $49,950 per year. Based on Milkco’s expected financial performance, the Company anticipates Mr. Collins will continue to receive at or near the maximum bonus. This cash incentive formula was previously in place for Charles L. Gaither, Jr., former President of Milkco and Director. Mr. Gaither retired in October 2011.

Retirement, Health and Other Benefits.

Investment/Profit Sharing Plan. The Company maintains the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the “Profit Sharing Plan”) to provide retirement benefits to eligible employees, including Executive Officers. The Profit Sharing Plan includes 401(k) employee elective contributions, discretionary employer matching contributions, and discretionary profit sharing contribution features. The assets of the Profit Sharing Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. Quarterly, the Board, in its discretion, determines the amount of any Company profit sharing contributions, and the amount of any matching contributions to be made based on participants’ 401(k) contributions for the quarter. During fiscal 2011, the Company matched employee contributions at a rate of $0.50 for each dollar of employee contributions up to 3% of the employee’s salary.

Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The

Company also makes available to Profit Sharing Plan participants the ability to direct the investment of their 401(k) accounts (including the Company’s matching contributions) in various investment funds, including a fund holding Class A Common Stock of the Company.

The Company’s discretionary profit sharing contributions to the participants’ profit sharing accounts are held in a separate fund (the “Ingles Fund”) that invests primarily in shares of the Company’s Class B Common Stock and also includes cash reserves to facilitate distributions from the fund. See “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” regarding the shares of Class B Common Stock held by the Profit Sharing Plan. The Company has not made any discretionary profit sharing contributions to the Profit Sharing Plan for fiscal 2011.

Company discretionary employer matching cash contributions to the Profit Sharing Plan totaled $1,198,000 for fiscal 2011. These contributions were allocated to the matching contribution accounts in each participant’s 401(k) accounts. The Company’s contributions to each of the Executive Officers are reflected in the Summary Compensation Table. As of September 24, 2011, all of the Executive Officers who are named in the Summary Compensation Table were 100% vested in their accounts. Participants’ interests in employer contributions allocated to their accounts vest over six years.

Nonqualified Investment Plan. During fiscal 2005, the Company adopted an Executive Nonqualified Excess Plan to provide benefits similar to the Investment/Profit Sharing Plan to certain of the Company’s management employees who are otherwise limited in their employee elective contributions under the 401(k) feature of the Profit Sharing Plan. Employees who participate in the Executive Nonqualified Excess Plan may contribute between one percent and fifty percent (in increments of one percent) of their compensation by way of salary reductions. In addition, the Company may make discretionary matching contributions. The Company’s contributions to each of the Executive Officers are reflected in the Summary Compensation Table. During fiscal 2011, the Company matched employee contributions at a rate of $0.25 for each dollar of employee contributions up to 2% of the employee’s salary. As of September 24, 2011, all of the Executive Officers who are named in the Summary Compensation Table were 100% vested in their accounts. Participants’ interests in contributions allocated to their accounts vest over six years. Company contributions to the Plan were approximately $64,000 in fiscal 2011.

Insurance. The Company currently makes available to its Executive Officers and all employees a comprehensive health, dental, life and disability insurance program. The health care insurance offers a variety of coverage options, at the employee’s discretion. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in amounts up to $150,000 based on the W-2 compensation of the employee. The premiums paid by the Company for the benefit of Executive Officers are included in the Summary Compensation Table.

Management of Compensation – Related Risk

The Company’s Board of Directors has considered and determined that risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have material adverse effect on the Company.

Audit/Compensation Committee Report on Executive Compensation

The Audit Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” set forth above in this Proxy Statement. Based on such review, the related discussions and such other matters deemed relevant and appropriate by the Audit/Compensation Committee, the Audit/Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended September 24, 2011.

SUBMITTED BY:

THE AUDIT/COMPENSATION COMMITTEE

John O. Pollard    Charles E. Russell    Fred D. Ayers

Executive Compensation Summary

The following tables set forth information concerning the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and each of its other three most highly compensated executive officers at the end of fiscal 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position during 2010	Fiscal Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(1)	Total
Robert P. Ingle(2)	2011	46,154	—	—	80,852	127,006
Former Chief Executive Officer	2010	100,000	—	—	68,049	168,049
	2009	100,000	—	—	95,017	195,017

Robert P. Ingle, II(2)	2011	500,000	200,000	—	34,386	734,386
Chairman and Chief Executive Officer	2010	500,000	150,000	—	20,992	670,992
	2009	509,615	150,000	—	19,857	679,472

James W. Lanning	2011	500,000	200,000	—	8,780	708,780
President and Chief Operating Officer	2010	500,000	150,000	—	8,104	658,104
	2009	509,615	150,000	—	8,212	667,827

Charles L. Gaither, Jr.(3)	2011	203,846	—	49,840	5,270	258,956
President, Milkco, Inc.	2010	198,815	—	49,500	4,904	253,219
	2009	195,000	—	48,359	4,604	247,963

Ronald B. Freeman	2011	266,150	75,000	—	5,817	346,967
Vice President Finance, Chief Financial Officer	2010	257,885	70,000	—	5,302	333,187
	2009	254,808	70,000	—	6,265	331,073

(1)	All other fiscal 2011 compensation for each of the Executive Officers consists of the following:

	Fiscal 2011
	Robert P. Ingle	Robert P. Ingle, II	James W. Lanning	Charles L. Gaither, Jr.	Ronald B. Freeman
Employer Match for 401(k) Plan	$721	$3,675	$3,675	$2,415	$2,507
Employer Match for Non-Qualified Plan	—	3,500	3,500	1,249	1,705
Life Insurance	69	207	207	207	207
Accidental Death & Dismemberment and Insurance and Long-Term Disability	99	1,398	1,398	1,398	1,398
Travel Expenses	79,963	25,606	—	—	—

Travel expenses include the value of any Company-owned automobiles provided to Executive Officers and use of Company aircraft.

(2)	Robert P. Ingle, the former Chief Executive Officer, died on March 6, 2011. On March 7, 2011, Robert P. Ingle II, Chairman, was elected Chief Executive Officer.

(3)	Mr. Gaither received a bonus equal to a percentage of Milkco’s earnings before taxes and payment of bonuses, up to a maximum of $49,950 per year. Mr. Gaither retired effective October 8, 2011.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Except where indicated in the footnotes below, the following table sets forth the number of shares of Class A Common Stock and Class B Common Stock owned beneficially as of September 24, 2011, by each director and nominee for director, each of the executive officers of the Company named in the Summary Compensation Table, all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of either class of the outstanding Common Stock. The table also sets forth the percentage of each class of Common Stock held by such stockholders. As of September 24, 2011, there were 12,939,533 shares of Class A Common Stock and 11,489,726 shares of Class B Common Stock outstanding. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the Common Stock listed.

Name	Number of Shares Owned Beneficially				Percentage of Common Stock				Percentage of Total Voting Power
	Class A(2)		Class B		Class A(2)		Class B
Robert P. Ingle, II(1)	11,297,920	(3)(4)	11,080,600	(3)(4)	47.0%	(3)(4)	96.4%	(3)(4)	86.8%	(3)(4)
James W. Lanning(1)	901,820	(3)	777,000	(3)	6.6%	(3)	6.8%	(3)	6.2%	(3)
Laura Ingle Sharp(1)	80,411	(5)	79,725	(5)	*		*		*
Ronald B. Freeman(1)	894,172	(3)	777,000	(3)	6.5%	(3)	6.8%	(3)	6.2%	(3)
Charles L. Gaither, Jr.(1)	4,791		0		*		*		*
Charles E. Russell(1)	499	(6)	0		*		*		*
John O. Pollard(1)	100		0		*		*		*
Fred D. Ayers(1)	500		0		*		*		*
L. Keith Collins(1)	254		0		*		*		*
Mario J. Gabelli et al(7)	2,421,537	(8)	0		18.7%	(8)	*		1.9%	(8)
Fidelity Management & Research Company(9)	1,689,986	(10)	0		13.1%	(10)	*		1.3%	(10)
Dimensional Fund Advisors, LP(11)	692,232	(12)	0		5.3%	(12)	*		*
BlackRock, Inc.(13)	813,650	(14)	0		6.3%	(14)	*		*
Ingles Investment/Profit Sharing Plan(1)	891,820		777,000		6.5%		6.8%		6.2%
All Directors and Executive Officers as a group (9 persons)	11,396,827	(3)	11,160,325	(3)	47.3%	(3)	97.1%	(3)	87.5%	(3)

*	Less than 1%.

(1)	The address of this beneficial owner is P.O. Box 6676, Asheville, North Carolina 28816.

(2)

Each share of Class B Common Stock is convertible, at any time at the option of the holder, into one share of Class A Common Stock. If the holder of any shares of Class B Common Stock transfers the shares to anyone other than a “qualified transferee” as defined in the Company’s Articles of Incorporation, then each share of Class B Common Stock will automatically convert into a share of Class A Common Stock. Accordingly, for each holder of Class B Common Stock the number of shares and percentage of Class A Common Stock set forth in this table also reflect the Class A Common Stock into which such stockholder’s shares of Class B Common Stock are convertible. However, these converted shares are not used to calculate such percentages for any other stockholder in this table. The number of shares and percentage of Class A Common Stock held by all directors and executive officers as a group also reflects the conversion into Class A Common Stock of each share of Class B Common Stock held by each director and executive officer. Because the Class B Common Stock converts into Class A Common Stock on a one to one basis, the number of shares of Class B Common Stock noted in the table above also represents the number of shares of Class A Common Stock each holder would beneficially own upon conversion of the Class B Common Stock beneficially owned by them.

(3)	Includes the 777,000 shares of Class B Common Stock and 114,820 shares of Class A Common Stock held by the Company’s Investment/Profit Sharing Plan and Trust, of which Messrs. Ingle II, Freeman and Lanning are trustees. The trustees, by a majority vote, have sole voting power and dispositive power with respect to such shares. However, Messrs. Ingle II, Freeman and Lanning disclaim beneficial ownership of such shares.

(4)	Includes a total of 10,148,650 shares of Class B Common Stock held by trusts of which Mr. Ingle II is sole trustee with sole voting power and dispositive power with respect to such shares. Includes 24,076 shares of Class B Common Stock held by Mr. Ingle or his spouse as custodian for their minor children, with respect to which Mr. Ingle disclaims any beneficial ownership interest.

(5)	Includes 686 shares of Class A Common Stock held by Ms. Sharp’s minor children through a dividend reinvestment plan and 2,025 shares of Class B Common Stock held by Ms. Sharp’s minor children.

(6)	Constitutes shares of Class A Common Stock held jointly by Mr. Russell and his spouse through a dividend reinvestment plan, with respect to which Mr. Russell disclaims any beneficial ownership interest.

(7)	The address of this beneficial owner is GAMCO Investors, Inc., One Corporate Center, Rye, New York 10580.

(8)	The information as to Mario J. Gabelli includes entities controlled directly or indirectly by Mario Gabelli (collectively, the “Gabelli Entities”) and is derived from a statement on Form 13D filed with the Securities and Exchange Commission on December 9, 2011, pursuant to Section 13(d) of the Exchange Act. Such statement discloses that (i) Mario Gabelli is the chief investment officer for most of the Gabelli Entities signing such statements and is deemed to have beneficial ownership of the shares owned by all Gabelli Entities, (ii) Mario Gabelli and the Gabelli Entities do not admit that they constitute a group within the meaning of Section 13(d) of the Exchange Act and the rules and regulations thereunder and (iii) Mario Gabelli and the Gabelli Entities have the sole power to vote or direct the vote and dispose or to direct the disposition of all the shares of which they are beneficial owners (except for 155,000 of such shares for which one of the Gabelli Entities does not have authority to vote and unless the aggregate voting interest of all Gabelli Entities exceeds 25% of the Company’s total voting interest or other special circumstances exist, in which case the proxy voting committees of certain of the Gabelli Entities would have the sole voting power to vote certain of the shares of Class A Common Stock). The Gabelli Entities that beneficially own shares of the Company’s Class A Common Stock are registered investment advisors and beneficially own such shares in an agent capacity.

(9)	The address of this beneficial owner is 82 Devonshire Street, Boston, MA 02109.

(10)

The information as to Fidelity Management & Research Company (“Fidelity”) is derived from a report on Form 13G filed with the Securities and Exchange Commission on February 14, 2011 by FMR LLC. Fidelity is a wholly-owned subsidiary of FMR LLC. Edward C. Johnson, the Chairman of FMR LLC, and FMR LLC, through its control of Fidelity, each has the sole power to dispose of the 1,689,986 shares of Class A Common Stock beneficially owned by Fidelity. Members of the family of Edward C. Johnson 3d. are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other FMR LLC Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares beneficially owned by Fidelity, which power resides with the Board of Trustees of an affiliate of Fidelity.

(11)	The address for this beneficial owner is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(12)	The information as to Dimensional Fund Advisors, LP is derived from a report on Schedule 13G filed with the Securities and Exchange Commission on February 11, 2011 by Dimensional Fund Advisors LP. Dimensional Fund Advisors LP is an investment adviser which furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP nor its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in the Schedule are owned by the Funds.

(13)	The address for this beneficial owner is 40 East 52nd Street, New York, NY 10022.

(14)	The information as to BlackRock Institutional Trust Company, N.A. is derived from a report on Schedule 13G filed with the Securities and Exchange Commission on February 4, 2011 by Blackrock, Inc. (“Blackrock”). Blackrock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G).

TRANSACTIONS WITH RELATED PERSONS

The Company monitors certain relationships and related party transactions by requiring each director and executive officer to notify the Company’s Chief Financial Officer and Executive Committee in advance of any upcoming transactions that may be considered a transaction with a related person. The Company has adopted a formal Related Party Transactions policy to ensure compliance with the above guidelines, Nasdaq rules, and SEC regulations. In addition, each director and executive officer completes an annual questionnaire to disclose any transactions with related persons.

The Company will from time to time make short-term non-interest bearing loans to the Company’s Investment/Profit Sharing Plan to allow the Plan to meet distribution obligations during a time when the Plan was prohibited from selling shares of the Company’s Class A Common Stock. There were no such loan or repayment transactions during fiscal 2011.

The Company will from time to time purchase from the Plan shares of the Company’s Class B Common Stock to meet distribution obligations of the Plan. During fiscal 2011 the Company purchased a total of 43,000 shares of Class B Common Stock from the Plan. The per share purchase price for these transactions was equal to the closing sales price of the Company’s Class A Common Stock on the Nasdaq Global Select Market for the day prior to the purchase.

Pursuant to its stock repurchase program, on December 21, 2011, the Company purchased 15,473 shares of Class A Common Stock and 140,710 shares of Class B Common Stock from Ms. Robert P. Ingle, the widow of the founder and former Chief Executive Officer of the Company, Robert P. Ingle, and the mother of Robert P. Ingle, II, the Company’s Chairman and Chief Executive Officer. The purchase price per share for all such shares of Common Stock was the closing price of the Company’s Class A Common Stock on the day prior to the purchase of such stock, resulting in an aggregate purchase price of $2,381,791. The transactions were reviewed and approved by the Company’s Executive Committee and Audit/Compensation Committee pursuant to the Company’s Related Party Transactions Policy.

The Company believes that the transactions described above have been and will continue to be on terms no less favorable to the Company than those available from unaffiliated third parties in transactions negotiated at arms-length. The Company does not intend to enter into any transactions in the future with or involving any of its executive officers or directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

As reflected in the table below, the Company incurred fees in fiscal years 2011 and 2010 for services performed by Ernst & Young LLP related to such periods.

	Year Ended September 24, 2011	Year Ended September 25, 2010
Audit Fees	$714,000	$705,000
Audit-related Fees	—	26,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$714,000	$731,000

In the above table:

“Audit fees” are fees billed by the independent registered public accounting firm for professional services for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K, the audit of internal controls over financial reporting, review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements;

“Audit-related fees” are fees for services performed during the year ended September 25, 2010 by the independent registered public accounting firm for the audit of the Company’s employee benefit plan. “Tax fees” are fees for services performed during the respective years by the independent registered public accounting firm for professional services related to certain tax compliance, tax advice, and tax planning, of which none were paid to Ernst & Young LLP in fiscal 2011 or 2010; and

“All other fees” are fees for any other services performed during the respective years, of which none were paid to Ernst & Young LLP in fiscal 2011 or 2010.

The Company’s Audit/Compensation Committee pre-approved all services described above for fiscal 2011, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of Ernst & Young LLP. The Company’s Audit/Compensation Committee requires that each service provided by Ernst & Young LLP be pre-approved by the committee. However, the Committee has empowered Charles E. Russell, the chair of the committee to grant such approval on its behalf as to matters that arise between Audit/Compensation Committee meetings.

The Company had no disagreements with Ernst & Young LLP on accounting and financial disclosures. Ernst & Young LLP’s work on the Company’s audit for fiscal year 2011 was performed by full-time, permanent employees and partners of the firm. Representatives of Ernst & Young LLP are expected to be present at the 2012 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and will respond to appropriate stockholder questions.

As of the date of this Proxy, the Company has not appointed an independent registered public accounting firm to audit the Company’s fiscal 2012 financial statements.

PROPOSAL TO AMEND ARTICLES OF INCORPORATION

The proposed amendment to the Articles of Incorporation is designed to allow all participants in the Company’s Investment/Profit Sharing Plan and Trust (the “Plan” or the “Trust”), including Ingle family members, to elect to receive distributions of Class B shares from the Trust rather than only Class A shares. While the Plan has been amended to allow this, the Company’s current Articles of Incorporation provide that while the Trust itself is a “qualified transferee” for the receipt of Class B shares, if the Trust distributes shares of Class B stock, they automatically convert to Class A shares. The amendment to the Articles would redefine “qualified transferees” to include all participants in the Plan. This amendment has been approved by the Board of Directors.

The voting powers, preferences and relative rights of Class A Common Stock and Class B Common Stock are identical in all respects, except that each share of Class A Common Stock is entitled to receive a cash dividend and liquidation payment in an amount equal to 110% of any cash dividend or liquidation payment on Class B Common Stock and the holders of Class A Common Stock have one vote per share and the holders of Class B Common Stock have ten votes per share.

The proposed amendment would allow all of the Company’s employees that own Class B shares in the Plan (including Ingle family members) to balance the risks and rewards of stock ownership in the Company, including receiving higher dividends versus lesser voting control compared to Class B shareholders. Class A stockholders have received 10% more cash dividends than Class B stockholders for every quarterly cash dividend since becoming a publicly traded company in September 1987.

The Board recommends a vote “FOR” the proposal to amend the Articles of Incorporation

OTHER MATTERS

Solicitation of Proxies

The Company will solicit proxies for the Annual Meeting and will bear the cost of internet availability of documents, voting over the internet and for all other costs associated with assembling, printing, mailing and soliciting proxy solicitation materials. The Company’s officers and regular employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company’s regularly retained investor relations firm, Corporate Communications, Inc., may also solicit proxies by internet, telephone and mail. The Company will not pay Corporate Communications, Inc. a separate fee for any such proxy solicitations. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of Common Stock held of record by them.

Stockholders’ Proposals for the 2013 Annual Meeting

The Company plans to hold its 2013 Annual Meeting of Stockholders in February or early March of 2013. Any proposal that a stockholder wants to be presented at the 2013 Annual Meeting of Stockholders must be received by the Secretary no later than September 1, 2012 or the proposal will automatically be excluded from proxy materials for that meeting. Such proposals must be received by the Secretary at the Company’s principal office, the address of which is set forth in this Proxy Statement, and must meet the requirements of the regulations of the Securities and Exchange Commission to be eligible to be included in the proxy materials for the Company’s 2013 Annual Meeting.

Further, any stockholder proposal for which the Company does not receive notice on or before November 14, 2012 shall be subject to the discretionary vote of the proxy holders at the 2013 Annual Meeting of Stockholders.

Action on Other Matters at the 2012 Annual Meeting

If notice of a stockholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before November 24, 2011, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

At this time, the Company does not know of any matters to be presented for action at the 2012 Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders and contained in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company is required to identify any Reporting Person (as defined below) that failed to file on a timely basis with the Securities and Exchange Commission any report that was required to be filed during fiscal 2011 with the SEC pursuant to Section 16(a) of the Exchange Act. Such required filings include a Form 3 (an initial report of beneficial ownership of Common Stock) and a Form 4 and Form 5 (which reflect changes in beneficial ownership of Common Stock). For purposes of this Proxy Statement, a “Reporting Person” is a person who at any time during fiscal year 2011 was (a) a director of the Company, (b) an executive officer of the Company or its subsidiaries, or (c) a holder of more than 10% of the Company’s outstanding Class A Common Stock or Class B Common Stock. The Company believes that during fiscal year 2011, its Reporting Persons complied with all Section 16(a) filing requirements. In making this statement, the Company has relied solely upon an examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its Reporting Persons.

Availability of Form 10-K

Upon written request, the Company will provide, without charge, to stockholders that are entitled to receive this Proxy Statement a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 24, 2011, as filed with the Securities and Exchange Commission (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the stockholder’s expense). Requests for copies should be directed to Investor Relations at Ingles Markets, Incorporated, P.O. Box 6676, Asheville, North Carolina 28816, or by telephone at (828) 669-2941, ext. 223.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

Robert P. Ingle, II
Chairman of the Board
Chief Executive Officer

APPENDIX A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

INGLES MARKETS, INCORPORATED

I.

The name of the corporation is “INGLES MARKETS, INCORPORATED” (the “Corporation”).

II.

Pursuant to the provisions of §§55-10-03 and 55-10-06 of the General Statutes of North Carolina, the Articles of Incorporation of the Corporation are hereby amended by deleting Paragraph (b)(4)(A) of Article 4 in its entirety and replacing it with the following:

“4 Transfer.

(A) Any transfer of shares of Class B Common Stock other than to a “Qualified Transferee,” as hereinafter defined, shall be conclusively deemed to constitute an election by the holder thereof to convert said shares of Class B Common Stock into an equal number of shares of Class A Common Stock. As used herein, the term “Qualified Transferee” means any one or more of: (i) the transferor’s spouse, issue, parents or siblings (individually referred to as the “Immediate Family Member”), or a trust for the benefit of the transferor or any Immediate Family Member if the trustee of such trust is the transferor or an Immediate Family Member, or (ii) in the event of the transferor’s death or legal disability, the transferor’s executor, administrator or personal representative, or (iii) the Ingles Markets, Incorporated Profit Sharing Plan and Trust, or (iv) any holder of Class B Common Stock that is a holder of Class B Common Stock on the date of transfer, or (v) any participant in the Corporation’s Investment/Profit Sharing Plan that holds shares of Class B Common Stock in their Plan account on the date of transfer. Any shares of Class B Common Stock transferred beneficially but not of record may be denied the right to vote and receive payment of dividends until the shares have been transferred of record.”

III.

The above amendment of the Articles of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation as of December 13, 2011 and recommended to the shareholders of the Corporation. The above amendment was adopted by the shareholders of the Corporation as of February 14, 2012 in accordance with the provisions of Chapter 55 of the General Statutes of North Carolina.

IN WITNESS WHEREOF, Ingles Markets, Incorporated has caused these Articles of Amendment to the Articles of Incorporation of the Corporation to be executed by its duly authorized officer, as of the 14th day of February 2012.

INGLES MARKETS, INCORPORATED

By: /s/ James W. Lanning
Name: James W. Lanning
Title: President

A-1

Ingles Markets, Incorporated

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet voting. See reverse side for Internet voting instructions.

Internet voting is available through 5 p.m. Eastern Time the day prior to the shareholder meeting date.

Control Number: 1234-5678-9100

Jon B. Shareholder &

June S. Shareholder JT TEN

1234 First Street, APT 102B

Black Mountain, NC 28235-2365

Please mark your votes as indicated in this example	☒

The Board of Directors recommends you vote “FOR” proposals 1 and 2:

1.	Election of Directors

Nominees:

01 Fred D. Ayers	02 John O. Pollard

FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION:

To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name on the line below.

2.	To consider and vote on a Company proposal to amend the Company’s Article of Incorporation to allow the Company’s Investment/Profit Sharing Plan Trust to distribute shares of Class B common stock to all participants in the Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of the Proxy Statement, Annual Report on Form 10-K, and Notice of Annual Meeting of Stockholders to be held February 14, 2012.

Will Attend Meeting ☐	Mark Here for Address Change or Comments ☐

NOTE: Please sign as names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated:                                                                                                       , 2012

Signature	Signature (if held jointly)

CLASS A	CLASS A

Ingles Markets, Incorporated

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 14, 2012

The undersigned hereby appoints Robert P. Ingle, II and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of Class A Common Stock held of record by the undersigned on December 19, 2011, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 14, 2012 at 1:00 p.m. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at the following web address: https://www.shareholderlink.com/fss/imkta/pxsignon.asp

INTERNET VOTING

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

Go to the following web site to vote your proxy: https://www.shareholderlink.com/fss/imkta/pxsignon.asp

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

If you vote your proxy by Internet, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

First Shareholder Services is the transfer agent for Ingles Markets, Incorporated. Visit us on the web at www.firstshareholderservices.com to view stock transfer instructions and our Q&A section. For assistance with your stockholder account call us toll-free at 1-866-215-2480 between 8:00 a.m. – 5:00 p.m. Monday – Friday Eastern Time.

First Shareholder Services FCC61

PO Box 29522

Raleigh, NC 27626-0522

Ingles Markets, Incorporated

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet voting. See reverse side for Internet voting instructions.

Internet voting is available through 5 p.m. Eastern Time the day prior to the shareholder meeting date.

Control Number: 1234-5678-9100

Jon B. Shareholder &

June S. Shareholder JT TEN

1234 First Street, APT 102B

Black Mountain, NC 28235-2365

Please mark your votes as indicated in this example	☒

The Board of Directors recommends you vote “FOR” proposals 1 and 2:

1.	Election of Directors

Nominees:

01 L. Keith Collins	04 James W. Lanning
02 Ronald B. Freeman	05 Charles E. Russell
03 Robert P. Ingle, II	06 Laura Ingle Sharp

FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION:

To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name on the line below.

2.	To consider and vote on a Company proposal to amend the Company’s Articles of Incorporation to allow the Company’s Investment/Profit Sharing Plan Trust to distribute shares of Class B common stock to all participants in the Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In their discretion, the Proxies are authorized to vote upon such other business as may come before the meeting or any postponements or adjournments thereof.

The undersigned hereby acknowledges receipt of the Proxy Statement, Annual Report on Form 10-K, and Notice of Annual Meeting of Stockholders to be held February 14, 2012.

Will Attend Meeting ☐	Mark Here for Address Change or Comments ☐

NOTE: Please sign as names appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated:                                                                                                       , 2012

Signature	Signature (if held jointly)

CLASS B	CLASS B

Ingles Markets, Incorporated

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 14, 2012

The undersigned hereby appoints Robert P. Ingle, II and James W. Lanning, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all of the shares of Class B Common Stock held of record by the undersigned on December 19, 2011, at the Annual Meeting of Stockholders of Ingles Markets, Incorporated to be held on February 14, 2012 at 1:00 p.m. at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina, or any postponements or adjournments thereof.

THIS PROXY, DULY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at the following web address: https://www.shareholderlink.com/fss/imktb/pxsignon.asp

INTERNET VOTING

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

Go to the following web site to vote your proxy: https://www.shareholderlink.com/fss/imktb/pxsignon.asp

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

If you vote your proxy by Internet, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

First Shareholder Services is the transfer agent for Ingles Markets, Incorporated. Visit us on the web at www.firstshareholderservices.com to view stock transfer instructions and our Q&A section. For assistance with your stockholder account call us toll-free at 1-866-215-2480 between 8:00 a.m. – 5:00 p.m. Monday – Friday Eastern Time.

First Shareholder Services FCC61

PO Box 29522

Raleigh, NC 27626-0522

INGLES MARKETS, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Control Number: 1234-5678-9100

Jon B Shareholder &

June S Shareholder JT TEN

1234 First Street, APT 102B

Black Mountain, NC 28235-2365

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Ingles Markets, Inc. Stockholder Meeting to be held on February 14, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

https://www.shareholderlink.com/fss/imkta/pxsignon.asp

Easy Online Access – A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to https://www.shareholderlink.com/fss/imkta/pxsignon.asp to view the materials

Step 2: Enter your 12-digit Control Number which you can find above on this page.

Step 3: Make your selection as instructed on the screen to vote your proxy.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 30, 2012 to facilitate timely delivery.

Ingles Markets, Inc. Stockholder Meeting Notice

The Ingles Markets, Inc. Annual Meeting of Stockholders will be held on February 14, 2012 at the Grove Park Inn, 290 Macon Avenue, Asheville, NC 28804 at 1:00 p.m. (local time).

The following Proxy Materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the year ended September 24, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Dear Ingles Markets, Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of Ingles Markets, Inc. will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 14, 2012 at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect two directors to serve until the 2013 Annual Meeting of Stockholders;

(2)	to consider and vote on a Company proposal to amend the Company’s Articles of Incorporation to allow the Company’s Investment/Profit Sharing Plan Trust to distribute shares of Class B common stock to all participants in the Plan; and

(3)	to transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

Management recommends a vote “FOR” proposal 1.

Management recommends a vote “FOR” proposal 2.

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

Please reference your 12-digit Control Number when requesting materials.

By opting to receive printed materials, your preference for future proxy mailings will be kept on file.

Telephone:	1-866-215-2480
Email:	contact@firstshareholderservices.com (you must reference your 12-digit Control Number in your email)
Internet:	https://www.shareholderlink.com/fss/imkta/pxsignon.asp

INGLES MARKETS, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Control Number: 1234-5678-9100

Jon B Shareholder &

June S Shareholder JT TEN

1234 First Street, APT 102B

Black Mountain, NC 28235-2365

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Ingles Markets, Inc. Stockholder Meeting to be held on February 14, 2012

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and location of the meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

https://www.shareholderlink.com/fss/imktb/pxsignon.asp

Easy Online Access – A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to https://www.shareholderlink.com/fss/imktb/pxsignon.asp to view the materials

Step 2: Enter your 12-digit Control Number which you can find above on this page.

Step 3: Make your selection as instructed on the screen to vote your proxy.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 30, 2012 to facilitate timely delivery.

Ingles Markets, Inc. Stockholder Meeting Notice

The Ingles Markets, Inc. Annual Meeting of Stockholders will be held on February 14, 2012 at the Grove Park Inn, 290 Macon Avenue, Asheville, NC 28804 at 1:00 p.m. (local time).

The following Proxy Materials are available for you to review online:

•	the Company’s 2011 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the year ended September 24, 2011 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Dear Ingles Markets, Inc. Stockholder:

The 2012 Annual Meeting of Stockholders of Ingles Markets, Inc. will be held at the Grove Park Inn, 290 Macon Avenue, Asheville, North Carolina 28804, on Tuesday, February 14, 2012 at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect six directors to serve until the 2013 Annual Meeting of Stockholders;

(2)	to consider and vote on a Company proposal to amend the Company’s Articles of Incorporation to allow the Company’s Investment/Profit Sharing Plan Trust to distribute shares of Class B common stock to all participants in the Plan; and

(3)	to transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

Management recommends a vote “FOR” proposal 1.

Management recommends a vote “FOR” proposal 2.

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE

This is not a proxy card. You cannot use this notice to vote your shares.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

Please reference your 12-digit Control Number when requesting materials.

By opting to receive printed materials, your preference for future proxy mailings will be kept on file.

Telephone:	1-886-215-2480
Email:	contact@firstshareholderservices.com (you must reference your 12-digit Control Number in your email)
Internet:	https://www.shareholderlink.com/fss/imktb/pxsigonn.asp